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APPLICATION FOR VARIABLE ANNUITY POLICY                               United Investors Life Ins, Co.
(Please Print or Type)                                                P.O. Box 10287
                                                                      Birmingham, AL 35202-0287
1. POLICY           _________________________________________        ___________________________________________
   OWNER:           Name/Name of Trust (Last) (First) (Middle)          Social Security No. or Taxpayer ID
(Maximum
Issue Age:90)       ____________________________________       ________________________
                    DOB or Date of Trust (Mo./Day/Yr.)            Age (Last Birthday)         Sex: ( )M ( )F

                    _________________________________________________       ____________________________________
                    Mailing Address    City           State    Zip          (Area Code)  Telephone Number


2. JOINT            _________________________________________        ___________________________________________
   OWNER:           Name     (Last)     (First)     (Middle)            Social Security No. or Taxpayer ID
(If Any/Max.
Issue Age: 90)      ____________________________________       _____________________
                    DOB          (Mo./Day/Yr.)                  Age (Last Birthday)        Sex: ( )M ( )F

                    _________________________________________________       ____________________________________
                    Mailing Address     City          State     Zip           (Area Code)  Telephone Number

                    _____________________________________________
                    Relationship to Owner


3. ANNUITANT:       _____________________________________________    ___________________________________________
   (Maximum           Name    (Last)   (First)   (Middle)                Social Security No. or Taxpayer ID
   Issue Age: 90)
                    ____________________________________       ____________________        Sex: ( )M ( )F
                    DOB         (Mo./Day/Yr.)                   Age (Last Birthday)

                    _________________________________________________       ____________________________________
                    Mailing Address     City          State     Zip          (Area Code)  Telephone Number


4. BENEFICIARY:

   Primary:         ________________________________________________  __________________________________________
                    Name/Name of Trust    (Last)   (First)  (Middle)      Social Security No. or Taxpayer ID

                    _________________________________________     ______________________________________________
                    DOB or Date of Trust         (Mo./Day/Yr.)       Relationship to Owner

   Contingent:      ________________________________________________  __________________________________________
                    Name/Name of Trust    (Last)   (First)  (Middle)      Social Security No. or Taxpayer ID

                    _________________________________________     ______________________________________________
                    DOB or Date of Trust         (Mo./Day/Yr.)       Relationship to Owner

5. TYPE OF PLAN:
   ( ) Non-Qualified:
         ( ) Initial Purchase Payment:  $_____________ (Min. $2,000 or $100 Mo. Bank Draft)
         ( ) Monthly Bank Draft Purchase Payments: $_____________ (Min. $100 Mo./Complete Form U-412-1)
   ( ) Qualified: (Check appropriate box below)
       Tax Year for which Contribution is Being Made_______________
       ( ) IRA ( ) IRA Rollover ( ) IRA Transfer       ( ) TSA  ( ) TSA Transfer
       ( ) Simplified Employee Pension (Where UIL does not act as custodian.)  ( ) Other: __________________
            ( ) Initial Purchase Payment: $_____________ (Minimum $1,200 or $100 Mo. Bank Draft or Group Billing)
            ( ) Monthly Bank Draft Purchase Payments: $_____________ (Min. $100 Mo./Complete Form U-412-1)
            ( ) Monthly Group Billing Purchase Payments: $_____________ (Min. $100 Mo./Complete Form U-423)
6. Amount Paid with Application: $_______________________
7. Annuity Benefit Date: ________________________________ Age_____________
   (The first of the month after the Annuitant's Age 90 will be used unless otherwise indicated here.)
8. Form of Annuity Payments: _____________________________________________
   (Life Annuity with 120 monthly payments guaranteed unless otherwise indicated here.)
9. Replacement:
   a. Is policy applied for intended to replace or change existing insurance or annuities in force?  ( ) Yes  ( ) No
      (If "Yes", give name of company(s) and policy number(s) below and enclose any required replacement form:
           Policy Number(s)                         Company(s)
           ----------------                         ----------
      ______________________                   ___________________________________________
      ______________________                   ___________________________________________
   b. Is this a 1035 exchange? ( ) Yes  ( )No     (If "Yes", attach Form U-622
Form U-  . Ed.
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10. Purchase Payment Allocation: (whole percentages only)
     Asset Strategy   _______%     Income                _______%
     Balanced         _______%     International         _______%
     Bond             _______%     Limited-Term Bond     _______%
     Fixed Account    _______%     Money Market          _______%
     Growth           _______%     Small Cap             _______%
     High Income      _______%     Science & Technology  _______%
                                         Total             100%

11. Telephone Transfer Authorization: ( )Yes ( )No (If "Yes", Owner must initial agreement below.)
     I agree to hold United Investors Life harmless from all claims when action is taken pursuant to a telephone transfer request based on the Owner's name and Policy number. ______________(Owner's Initials)

12. Dollar Cost Averaging ( )Yes ( )No Automatic transfer each month of a pre-selected dollar amount.
     Total dollar amount to be transferred: $_________
     ($100 Minimum)

     Select Frequency of transfer: ( )Monthly ( )Quarterly ( )Semi-Annual
     ( )Annual
     Enter day of the month transfers are to be made: ____(1st-28th). If the day selected does not fall on a Valuation Date, transfers will be made on the next following Valuation Date. Transfers will be made at the unit values determined on the date of each transfer. If you elect this option and also participate in Automatic Asset Rebalancing, you must select different
                                                                 ---------
     accounts for Dollar Cost Averaging transfers.

     Enter the accounts from and to which transfers are to be made and the dollar amount ($25 minimum) to be transferred:

             FROM:                                To:
        $ ____________ Asset Strategy        $ ____________ Asset Strategy
        $ ____________ Balanced              $ ____________ Balanced
        $ ____________ Bond                  $ ____________ Bond
        $ ____________ Growth                $ ____________ Growth
        $ ____________ High Income           $ ____________ High Income
        $ ____________ Income                $ ____________ Income
        $ ____________ International         $ ____________ International
        $ ____________ Limited-Term Bond     $ ____________ Limited-Term Bond
        $ ____________ Small Cap             $ ____________ Small Cap
        $ ____________ Science & Technology  $ ____________ Science & Technology
        $ ____________ Fixed Account         $ ____________ Fixed Account

13. Automatic Asset Rebalancing ( )Yes ( )No Automatic rebalancing of the accounts in your Policy according to your current purchase payment allocation instructions.

Select Rebalancing Frequency:  ( )Monthly ( )Quarterly ( )Semi-Annual ( )Annual
Select Day of Rebalancing:    _______________(1/st/ - 28/th/)

14. Earnings Sweep ( )Yes ( )No   Automatic transfer of earnings

             FROM:                                To:
        $ ____________ Asset Strategy        $ ____________ Asset Strategy
        $ ____________ Balanced              $ ____________ Balanced
        $ ____________ Bond                  $ ____________ Bond
        $ ____________ Growth                $ ____________ Growth
        $ ____________ High Income           $ ____________ High Income
        $ ____________ Income                $ ____________ Income
        $ ____________ International         $ ____________ International
        $ ____________ Limited-Term Bond     $ ____________ Limited-Term Bond
        $ ____________ Small Cap             $ ____________ Small Cap
        $ ____________ Science & Technology  $ ____________ Science & Technology
        $ ____________ Fixed Account         $ ____________ Fixed Account

Form U-  ,Ed.
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15. Suitability:                                                Owner's Initials
Is the premium shown less than 20% of your net worth?        () Yes ()No _______
 (If "Yes," attach a Suitability Statement signed by Agent.)
I have received a current prospectus for the variable annuity
and any funds selected.                                      () Yes () No ______


To the best of my knowledge and belief, my answers to the questions on this Application are correct and true. I agree that this Application shall be a part of any annuity contract issued to me. I also understand that the Company reserves the right to reject any Application or Purchase Payment. If this Application is declined, there shall be no liability on the part of the Company and any Purchase Payments submitted shall be returned.

I UNDERSTAND THAT THE ANNUITY PAYMENTS AND POLICY VALUE WILL INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE INVESTMENT DIVISIONS SELECTED.

Signed At_______________________________     Date_______________________________
              City       State                   (Mo./Day/Year)

______________________________     _____________________________________________
Signature of Owner                 Signature of Proposed Annuitant (If Other
                                   than Owner)

______________________________
Signature of Joint Owner

        () Check Here to Receive a Statement of Additional Information

Confidential Owner's Information:
1.  Age: _________________
2.  Occupation: _______________________________________________________
3.  Name of Employer: _________________________________________________
4.  Employer's Address: _______________________________________________
5.  Gross Family Income:   $___________________
6.  Taxable Income:        $_____________________
7.  Savings/Liquid Assets: $___________________________________________
8.  Other Assets (excluding home furnishings, car): $__________________
9.  Net Worth (Assets minus Liabilities): $____________________________
10. Number of Dependents: ________________
11. Are you associated with any member of the National Association of Securities
    Dealers (NASD)?   () Yes  () No
12. Investment Objectives (Mark all that apply):  () Retirement Savings
    () Reserves  () Children's College  () Income  () Other Needs/Goals
    (Specify in Special Remarks)
13. Special Remarks/Consideration: _____________________________________________
    ____________________________________________________________________________

Agent's Report
Is the proposed Owner/Annuitant a member of your immediate family? ()Yes () No Do you know or have reason to believe that replacement of any existing insurance or annuities is/may be involved? () Yes ()No

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_____________________________    __________   ____________  __________  __________
Signature of Agent                Agent No.   Reg/Div No.     Date      Phone No.

_____________________________
Signature of Division Manager

Form U-   , Ed.
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________________________________________________________________________________
                           PURCHASE PAYMENT RECEIPT
THE COMPANY DOES NOT INCUR LIABILITY UNDER THIS APPLICATION, OTHER THAN THE RETURN OF ANY PURCHASE PAYMENTS RECEIVED, UNTIL THE POLICY DATE. ALL CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

_______________     $________________________   ________________________________
Date                Amount Paid                     Agent's Signature